EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Statement on Schedule 13D, dated June 10, 2016 (the “Schedule 13D”), with respect to the common stock of Blue Bird Corporation is, and any amendments thereto shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Agreement shall be included as an exhibit to the Schedule 13D and each such amendment.  Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party, except to the extent that it knows or has reason to believe that such information is inaccurate.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above.

ASP BB HOLDINGS LLC

By: /s/ Eric L. Schondorf
Name: Eric L. Schondorf
Title: Vice President and Secretary
Date: June 10, 2016

ASP BB INVESTCO LP

By: ASP Manager Corp., its general partner

By: /s/ Eric L. Schondorf
Name: Eric L. Schondorf
Title: Vice President and Secretary
Date: June 10, 2016

AMERICAN SECURITIES PARTNERS VII, L.P.

By: American Securities Associates VII, LLC, its general partner

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
Date: June 10, 2016

AMERICAN SECURITIES PARTNERS VII(B), L.P.

By: American Securities Associates VII, LLC, its general partner

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
Date: June 10, 2016

AMERICAN SECURITIES PARTNERS VII(C), L.P.

By: American Securities Associates VII, LLC, its general partner

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
Date: June 10, 2016

AMERICAN SECURITIES ASSOCIATES VII, LLC

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Managing Member
Date: June 10, 2016

AMERICAN SECURITIES LLC

By: /s/ Michael G. Fisch
Name: Michael G. Fisch
Title: President and Chief Executive Officer
Date: June 10, 2016